Exhibit 10.86

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	2

2. AMENDMENT/MODIFICATION NO. 052	3. EFFECTIVE DATE 01/04/2016	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to update the Fuel Adjustment process. The Fuel Adjustment section of the ACN-13-FX contract is modified as follows:

Lines 1341 - 1359 are changed:

From:

For example, assume the Fuel Line Haul rate is $0.10. If the June 20XX USGC price for Kerosene-type jet fuel is $2.68 per gallon and the July 20XX price is $3.00 per gallon, then the adjustment for September XX would be calculated as follows:

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 4/5/16

CONTINUATION SHEET			REQUISITION NO.	PAGE 2	OF 2
CONTRACT/ORDER NO. ACN-13-FX/052	AWARD/ EFFECTIVE DATE 01/04/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

($3.00 / $2.68) = 1.12

1.12 x $0.10 = $0.11

The new Fuel Line Haul rate would be $0.11 per cubic foot.

In August 20XX, if the USGC price is $2.70 per gallon, the calculation for the October 20XX rate would be:

($2.70 / $3.00) = 0.90

0.90 x $0.11 = $0.10 per cubic foot

This calculation will be rounded after the decimal to four digits.

To:

The adjustment will be calculated using the Fixed Base Fuel Index of $3.156 and the Fixed Base Fuel Rate of [*].

For example, if the October 20XX USGC price for Kerosene-type jet fuel is $1.391 per gallon, then the adjustment for December XX would be calculated as follows:

New Fuel Index (October 20XX USGC) / Fixed Base Fuel Index ($3.156) = Fuel Adjustment Factor

Fuel Adjustment Factor X Fixed Base Fuel Rate ([*]) = New Fuel Line Haul Rate

($1.391 / 3.156) = 0.4407

0.4407 x [*] = [*]

The new Fuel Line Haul rate would be [*] per cubic foot.

This calculation will be rounded after the decimal to four digits.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/30/2020

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.